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                                                                  EXHIBIT 10.38

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

        THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (the "Agreement") is entered into as of this 27th day of March, 1997, by and between Lee W. Melody ("Melody") and MotorVac Technologies, Inc. ("MTI"), on the one side, and Robert
L. Fisher ("Fisher") and Equipment Technology Company, Inc. ("ETCO"), on the other.

        This Agreement is executed with reference to the following facts:

                                    RECITALS

        A. On or about August 13, 1996, MTI filed a cross-complaint against Robert Fisher in the case of De-Carbon Australia Pty Ltd v. MotorVac Technologies, Inc., Orange County Superior Court Case No. 764248. Subsequently, on or about September 16, 1996, Fisher and ETCO filed a cross-complaint in that action against MTI and Melody. These cross-complaints shall hereinafter be referred to collectively as the "Lawsuit".

        B. This Agreement does not pertain in any way to De-Carbon Australia Pty Ltd, Carbon Clean Corporation Pty Ltd, Carbon Tune Pty Ltd, Chris Somas, Roydn Sweet and Jim Litis (collectively "the De-Carbon Parties"), and nothing stated herein is intended to affect the rights of the parties hereto with respect to the De-Carbon Parties.

        C. The parties hereto desire to enter into this Agreement in order to finally resolve any and all disputes existing between them from the beginning of time through the date hereof.


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        NOW THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

        1.  DISMISSAL OF LAWSUIT

            Concurrently with the execution of this Agreement, MTI shall dismiss its cross-complaint in the Lawsuit (except as to the De-Carbon Parties) with prejudice, and Fisher and ETCO shall dismiss their cross-complaint in the Lawsuit with prejudice.

        2.  MUTUAL RELEASE

            (a) For the consideration referred to herein, Melody and MTI, on the one side, and Fisher and ETCO, on the other, on behalf of themselves and for all of their principals, agents, employees, predecessors, successors, assigns, officers, directors, trustees, representatives, heirs, executors, administrators, attorneys, insurance carriers, partners, joint venturers, parent companies, subsidiaries, and affiliates, hereby forever release and discharge each other, and the other's principals, agents, employees, predecessors, successors, assigns, officers, directors, trustees, representatives, heirs, executors, administrators, attorneys, insurance carriers, partners, joint venturers, parent companies, subsidiaries, and affiliates, from any and all claims, causes of action, judgments, injunctions, sanctions, contempt proceedings, liens, promises, agreements, contracts, obligations, transactions, costs, damages, losses, lawsuits, arbitrations, appeals, liabilities, indemnifications, debts, restrictive covenants, demands, attorneys' fees or


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expenses of any nature whatsoever, and rights of any kind or character, whether known or unknown or speculative, except as to the enforcement of obligations expressly set forth in this Agreement, which either party has ever had against the other from the beginning of time through the date of this Agreement.

            (b) Neither the above release nor any other provision of this Agreement shall apply to the De-Carbon Parties.

        3.  WAIVER OF CIVIL CODE SECTION 1542

            (a) By releasing and forever discharging any and all claims, both known and unknown, as provided for in paragraph 2 above, the parties hereto expressly waive their rights under California Civil Code Section 1542, which provides:

            "(a) A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him, must have materially affected his settlement with the debtor."

           (b) With full knowledge and understanding of Civil Code section 1542, the parties hereby waive and relinquish any and all rights and benefits which they have or may have under section 1542, or under any similar law of any other jurisdiction. The parties hereto acknowledge that they are aware that they may hereafter discover facts in addition to or different from those which they now know or believe to be true, but it is their intention hereby to fully and finally forever settle and release any and all matters,


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disputes and differences between them, known or unknown, suspected or unsuspected, which now exist or heretofore have existed, and that in furtherance of this intention, the releases herein given shall be and remain in effect as full and complete general releases, notwithstanding the discovery or existence of any such additional or different fact.

        4.  STIPULATION FOR RELEASE OF CASH IN LIEU OF BOND

        Concurrently with the execution of this Agreement, Fisher and ETCO shall execute a stipulation or other suitable document enabling the Orange County Superior Court to release to MTI the cash deposited by MTI in lieu of bond for the preliminary injunction. MTI will prepare the required documentation.

        5.  PRESS RELEASE

        Fisher and ETCO may issue a press release containing the following language: "The dispute between MotorVac and Robert Fisher has been amicably resolved and no disputes between the parties remain. Details of the resolution between the parties were not disclosed." If Fisher and ETCO desire to issue a press release with wording different than the above, the wording will have to be mutually agreed upon by all parties.

        6.  CONTROLLING LAW

        This Agreement shall, in all respects, be deemed entered into in Orange County, California, and interpreted, enforced and governed exclusively by and under the laws of the State of California. Jurisdiction and venue for any disputes that may arise out of this Agreement shall be exclusively in the Orange County Superior Court.


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        7.  ATTORNEYS' FEES

        In any action or proceeding at law or in equity arising out of this Agreement, the prevailing party shall be entitled to recover from the unsuccessful party all costs, expenses and actual attorneys' fees incurred therein by the prevailing party.

        8.  SOLE AND ONLY AGREEMENT

        This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior agreements between the parties hereto. There are no representations, conditions, covenants or understandings other than those expressly referred to herein. Each party acknowledges that no other party or any agent or attorney of any other party has made any promise, representation or warranty whatsoever, not expressly contained herein, concerning the subject matter hereof, to induce the other party to execute this Agreement, and each party warrants and acknowledges that he has not executed this Agreement in reliance on any such promise, representation or warranty not specifically contained herein.

        9.  BINDING ON PREDECESSORS AND SUCCESSORS

        This Agreement shall apply to, be binding upon and inure to the benefit of the respective predecessors, successors, assigns, agents, employees, heirs, administrators, executors, trustees, and all representatives of the parties hereto.

        10.  WARRANTY OF AUTHORITY

        The parties executing this Agreement warrant that they have the authority and authorization to enter into this Agreement, and to bind their respective corporate entities.


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        11.  SEVERABILITY

        The provisions of this Agreement are severable, and should any provision for any reason be unenforceable, the balance shall nonetheless be of full force and effect.

        12.  JOINT PREPARATION

        This Agreement shall be deemed to have been jointly prepared by the parties hereto. Therefore, any uncertainty or ambiguity that may exist herein shall not be interpreted against any party hereto, but otherwise according to the application of the rules on interpretation of contracts.

        13.  COUNTERPARTS

        This Agreement may be executed in counterparts.

        14.  KNOWING AND VOLUNTARY EXECUTION

        The parties hereto warrant and acknowledge that they fully understand the terms and consequences of this Agreement, that they have had the opportunity to employ the services of independent and competent legal counsel with respect to this Agreement, and that their decision to enter into this Agreement was of their own free will, and was not based on, influenced by or induced by any threat or coercion whatsoever.

        15.  NECESSARY DOCUMENTS AND INSTRUMENTS

        The parties hereto agree to execute any and all other documents and instruments which may be reasonably necessary or proper to effectuate and carry out the purposes of this Agreement.


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        16.  NO ASSIGNMENT

        The parties warrant to one another that they have not assigned or transferred, or purported to assign or transfer, to any person or entity, either voluntarily or involuntarily, any claim, cause of action or right being released herein.

        17.  GENDER

        Wherever the masculine, feminine or neuter form is used in this Agreement, said term shall apply with equal force and effect to any other gender, or to an entity, as required by the context wherein the term appears.

        18.  WAIVER AND MODIFICATION

        No provision of this Agreement may be waived or modified except by a writing signed by all of the parties hereto.



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        IN WITNESS WHEREOF, the parties have executed this Agreement so that the same shall be effective as of the date first above written.


                                        MOTORVAC TECHNOLOGIES, INC.

                                        /s/  LEE W. MELODY
                                        ---------------------------------
                                        By:  Lee W. Melody
                                        Its: President

                                        /s/  LEE W. MELODY
                                        ---------------------------------
                                             Lee W. Melody

                                        EQUIPMENT TECHNOLOGY COMPANY, INC.

                                        /s/  ROBERT L. FISHER
                                        ---------------------------------
                                        By:  Robert L. Fisher
                                        Its: President

                                        /s/  ROBERT L. FISHER
                                        ---------------------------------
                                        Robert L. Fisher


APPROVED AS TO FORM AND CONTENT:

TREDWAY, LUMSDAINE & DOYLE LLP


By:  /s/ J. A LUMSDAINE
    -------------------------------------
Attorneys for MotorVac Technologies, Inc.
and Lee W. Melody

THE AMANTE LAW FIRM


By:  /s/ JEROME L. AMANTE
    -------------------------------------
Attorneys for Equipment Technology Company,
Inc. and Robert L. Fisher


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